Exhibit 99.3

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit

The information below presents the Company’s Segment Operating Profit, giving effect to the change in the method for accounting for U.S. inventories from LIFO to average costs and the change in the allocation of pension costs to the reportable segments as if the changes had occurred on January 1, 2010. The Company’s measure of profit for its reportable segments is Segment Operating Profit, which consists of consolidated earnings from continuing operations before interest income, interest expense and provision for income taxes and excludes amounts related to certain items that management considers not representative of ongoing operations as well as certain retained corporate costs. The segment data presented below is prepared in accordance with general accounting principles for segment reporting. The line titled “Reportable segment totals”, however, is a non-GAAP measure when presented outside of the financial statement footnotes. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses Segment Operating Profit, in combination with net sales and selected cash flow information, to evaluate performance and to allocate resources.

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit for the Three Months and Year Ended December 31, 2011

	Three Months Ended December 31, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$41	$5	$—	$46
North America	48	(6)		42
South America	85			85
Asia Pacific	27			27
Reportable segment totals	201	(1)	—	200

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(28)	1		(27)
Restructuring and asset impairment	(71)			(71)
Charge for asbestos-related costs	(165)			(165)
Charge for goodwill impairment	(641)			(641)
Interest income	3			3
Interest expense	(68)			(68)

Loss from continuing operations before income taxes	(769)	—	—	(769)
Provision for income taxes				—
Loss from continuing operations	(769)	—	—	(769)
Earnings from discontinued operations	3			3
Net loss	(766)	—	—	(766)
Net earnings attributable to noncontrolling interests	(5)			(5)
Net loss attributable to the Company	$(771)	$—	$—	$(771)

	Year Ended December 31, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$325	$20	$—	$345
North America	236	(24)	10	222
South America	250			250
Asia Pacific	83			83
Reportable segment totals	894	(4)	10	900

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(79)	4		(75)
Restructuring and asset impairment	(112)			(112)
Charge for asbestos-related costs	(165)			(165)
Charge for goodwill impairment	(641)			(641)
Interest income	11			11
Interest expense	(314)			(314)

Loss from continuing operations before income taxes	(406)	—	10	(396)
Provision for income taxes	(85)			(85)
Loss from continuing operations	(491)	—	10	(481)
Earnings from discontinued operations	1			1
Net loss	(490)	—	10	(480)
Net earnings attributable to noncontrolling interests	(20)			(20)
Net loss attributable to the Company	$(510)	$—	$10	$(500)

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit for the Three and Nine Months Ended September 30, 2011

	Three Months Ended September 30, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$106	$5	$—	$111
North America	73	(6)		67
South America	67			67
Asia Pacific	23			23
Reportable segment totals	269	(1)	—	268

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(24)	1		(23)
Restructuring and asset impairment	(29)			(29)
Interest income	2			2
Interest expense	(70)			(70)

Earnings from continuing operations before income taxes	148	—	—	148
Provision for income taxes	(25)			(25)
Earnings from continuing operations	123	—	—	123
Loss from discontinued operations	(3)			(3)
Net earnings	120	—	—	120
Net earnings attributable to noncontrolling interests	(4)			(4)
Net earnings attributable to the Company	$116	$—	$—	$116

	Nine Months Ended September 30, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$284	$15	$—	$299
North America	188	(18)	10	180
South America	165			165
Asia Pacific	56			56
Reportable segment totals	693	(3)	10	700

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(51)	3		(48)
Restructuring and asset impairment	(41)			(41)
Interest income	8			8
Interest expense	(246)			(246)

Earnings from continuing operations before income taxes	363	—	10	373
Provision for income taxes	(85)			(85)
Earnings from continuing operations	278	—	10	288
Loss from discontinued operations	(2)			(2)
Net earnings	276	—	10	286
Net earnings attributable to noncontrolling interests	(15)			(15)
Net earnings attributable to the Company	$261	$—	$10	$271

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit for the Three and Six Months Ended June 30, 2011

	Three Months Ended June 30, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$107	$5	$—	$112
North America	56	(6)		50
South America	53			53
Asia Pacific	9			9
Reportable segment totals	225	(1)	—	224

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(14)	1		(13)
Restructuring and asset impairment	(4)			(4)
Interest income	3			3
Interest expense	(100)			(100)

Earnings from continuing operations before income taxes	110	—	—	110
Provision for income taxes	(32)			(32)
Earnings from continuing operations	78	—	—	78
Earnings from discontinued operations	2			2
Net earnings	80	—	—	80
Net earnings attributable to noncontrolling interests	(7)			(7)
Net earnings attributable to the Company	$73	$—	$—	$73

	Six Months Ended June 30, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$178	$10	$—	$188
North America	115	(12)	10	113
South America	98			98
Asia Pacific	33			33
Reportable segment totals	424	(2)	10	432

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(27)	2		(25)
Restructuring and asset impairment	(12)			(12)
Interest income	6			6
Interest expense	(176)			(176)

Earnings from continuing operations before income taxes	215	—	10	225
Provision for income taxes	(60)			(60)
Earnings from continuing operations	155	—	10	165
Earnings from discontinued operations	1			1
Net earnings	156	—	10	166
Net earnings attributable to noncontrolling interests	(11)			(11)
Net earnings attributable to the Company	$145	$—	$10	$155

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit for the Three Months Ended March 31, 2011

	Three Months Ended March 31, 2011
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$71	$5	$—	$76
North America	59	(6)	10	63
South America	45			45
Asia Pacific	24			24
Reportable segment totals	199	(1)	10	208

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(13)	1		(12)
Restructuring and asset impairment	(8)			(8)
Interest income	3			3
Interest expense	(76)			(76)

Earnings from continuing operations before income taxes	105	—	10	115
Provision for income taxes	(28)			(28)
Earnings from continuing operations	77	—	10	87
Loss from discontinued operations	(1)			(1)
Net earnings	76	—	10	86
Net earnings attributable to noncontrolling interests	(4)			(4)
Net earnings attributable to the Company	$72	$—	$10	$82

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Operating Profit for the Year Ended December 31, 2010

	Year Ended December 31, 2010
		Effect of Change in
Dollars in millions	As Reported	Pension Cost Allocation	Inventory Method	Pro Forma Adjusted

Europe	$324	$16	$—	$340
North America	275	(24)	2	253
South America	224			224
Asia Pacific	141	3		144
Reportable segment totals	964	(5)	2	961

Items excluded from Segment Operating Profit:
Retained corporate costs and other	(89)	5		(84)
Restructuring and asset impairment	(13)			(13)
Acquisition-related costs	(32)			(32)
Asbestos	(170)			(170)
Interest income	13			13
Interest expense	(249)			(249)

Earnings from continuing operations before income taxes	424	—	2	426
Provision for income taxes	(129)			(129)
Earnings from continuing operations	295	—	2	297
Loss from discontinued operations	(300)			(300)
Net earnings	(5)	—	2	(3)
Net earnings attributable to noncontrolling interests	(42)			(42)
Net earnings attributable to the Company	$(47)	$—	$2	$(45)